UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
FEBRUARY 14, 2001
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
-------------------------------------------------------
(Address of principal executive offices)

336-229-1127
------------
(Registrant's telephone number, including area code)



ITEM 9. Regulation FD Disclosure.

        Summary information of the Company dated
        February 14, 2001.

This information contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors. Further information on potential factors that could affect the Company's financial results is included in the Company's Form 10-K for the year ended December 31, 1999 and subsequent filings, and will be available in the Form 10-K for the year ended December 31, 2000, when filed.





Overview of LabCorp
 - Nationwide network of 24 primary testing facilities and 900 patient service centers
 - Conducts tests on 260,000 specimens daily
 - Offers more than 4,000 test procedures
 - Serves over 200,000 physicians and other health care providers
 - More than 18,000 employees nationwide


The Clinical Laboratory Testing Market
US market is approximately $30-32 billion

CLINICAL LABORATORY TESTING           INDEPENDENT CLINICAL LABORATORIES

Hospitals               49%           All others                   86%
Physician Offices       13%           LabCorp($1.699b)             14%
Independent Clinical Labs  39%

Source: Lab Industry Reports 2/99 & 1999 YE revenue for LabCorp


Strategic Goals
 - Strengthen standing as a national laboratory that provides a full range of laboratory services

 - Leverage broad-reaching infrastructure to expand leadership position in esoteric and genomic testing

2000 Strategic Approach
 - Maintain national coverage for all key customers
 - Expand upon leading position in genomic testing
 - Evaluate appropriate acquisition candidates
 - Continue to move to single billing system
 - Develop strategy to tap full potential of LabCorp's extensive database


Genomic Strategy
UTILIZE DNA TESTING LEADERSHIP TO EXECUTE GENOMIC LEADERSHIP
STRATEGY

 - First to offer HIV PCR
 - First to offer HIV viral load
 - First to offer HIV phenotyping and genotyping
   (Virco/ViroLogic)
 - Leader in hepatitis C PCR testing (CMBP;NGI)
 - Leader in pharmacogenomic clinical trials testing
   (Her-2 neu/Herceptin)
 - Partner with specialized test companies
 - Acquire specialized test companies
 - Use clinical trials to identify diagnostic opportunities first
 - License/co-develop new technologies (NGI-oncology markers)
 - Provide bridge from "Classic Genomic" companies to first patient applications diagnostic testing


Financial Performance
Price & Volumes:  Trends by Payor Type

                                       *Pro-Forma
                          1998                  1999                2000
                   PPA   Accessions        PPA  Accessions    PPA  Accessions
                    $     millions          $    millions      $     millions
                    ----------------    ----------------    -----------------
Client (Physicians)   22.21    25.9        21.46   27.0         22.42    27.1
Patient               79.62     2.2        92.56    2.3        102.87     2.2
Third Party           29.13    12.2        27.75   11.7         29.80    10.3
(MC/MD/Insurance)
Managed Care
 - Capitated           9.88     9.1        10.06    8.4          9.61    10.6
 - Fee for service    40.43    10.3        39.28   12.7         42.32    16.0
Total                 26.09    19.4        27.68   21.1         29.25    26.6

LabCorp Total        $27.01    59.7       $27.35   62.1        $28.98    66.2

*(1) Adjusted accessions for Client
 (2) Reported PPA for Client was $22.36 with 25.9 accessions
 (3) Reported PPA for Company was $27.84 with 61.0 accessions


Financial Performance
Revenue Analysis by Business Area

                       YTD DEC 1999                   YTD DEC 2000
       REVENUE     ACCN    %ACCNS    PPA      REVENUE   ACCNS    %ACCNS    PPA
      $Millions     000   to total    $      $Millions   000    to total    $
      ---------    -----  --------  -----    ---------  -----    -------- ----

CMBP      102.8   1,011.3    1.7%   101.61     132.4   1,170.9    1.8%  113.08
Powell
 Esoteric 156.9   3,555.3    5.8%    44.15     179.3   4,026.7    6.1%   44.54

Core    1,439.0  56,451.5   92.5%    25.49   1,607.6  61,028.9   92.1%   26.34

Total   1,698.7  61,018.1  100.0%    27.84   1,919.3  66,226.5  100.0%   28.98



Financial Performance
Revenue Analysis by Business Area

                 99 VS 00
                   PPA
                  Incr/
                 (Decr)
                 ------

CMBP             11.3%
Powell
 Esoteric         0.9%

Core              3.3%

Total             4.1%


Year-End Financials
                           12-31-98        12-31-99     12-31-00*

     Revenue                1,612.6         1,698.7      1,919.3
     Operating Expense      1,485.0         1,549.0      1,669.2
     Operating Income         127.6           149.7        250.1
                 Margin         7.9%            8.8%        13.0%
     EBITDA                   210.4           233.4        339.7
                 Margin        13.0%           13.7%        17.7%
     Bad Debt % to revenue     10.2%           11.3%        10.2%
     DSO                         83              74           68

*2000 actuals excludes restructuring charge of $4.5. If this charge is included, operating income would be $245.6 and EBITDA would be $335.2.

Fourth Quarter Operating Results

                                        12/30/99       12/30/00*
           Revenue                        422.7          486.1
           Operating Expense              389.6          434.0
           Operating Income                33.1           52.1
                Margin                      7.8%          10.7%
           EBITDA                          54.5           76.2
                Margin                     12.9%          15.7%
           Bad Debt % to revenue           10.2%          10.2%
           DSO                               74             68

*2000 actuals excludes restructuring charge of $4.5.  If this charge is included, operating income would be $47.6 and EBITDA would be $71.7
..
2000 Fourth Quarter Financial Achievements
 - Increased revenues 15.0% (volume 8.0%; price 7.0%)
 - Increased EBITDA 40%
 - Increased diluted EPS ten-fold

2000 Financial Achievements
 - Increased revenues 13.0% (volume 9.0%; price 4.0%)
 - Increased EBITDA 46%
 - Increased diluted EPS 186%*
 - Increased operating cash flow 37.0%
 - DSO reduced 6 days from year end 1999 to 68 days
 - Reduced interest rate to LIBOR plus 37.5 basis points

*Does not include effects of a $4.5 million restructuring charge.
If this charge is included, diluted EPS increased 178.0%










2000 Accomplishments
 - Six acquisitions, including National Genetics Institute in
   Los Angeles
 - 1 for 10 Reverse Stock Split completed
 - Preferred Stock called for redemption
 - Contracts with Cigna, Aetna U.S. Healthcare, UnitedHealthcare,
   Health Trust and AmeriNet
 - Successful placement of 6.5 million shares formerly held by Roche
 - S & P rating increased to investment grade
 - Introduced HIV GENOSURE -TRADEMARK-, new in-house genotyping assay

Financial Goals for 2001
 - Increase overall revenues 10-11%
 - Increase EBITDA margins to approximately
   20.5% - 21.0% of sales
 - EPS growth of approximately 45% - 50% compared to 2000
 - Reduce debt by approximately $132 million
 - Lower DSO to the mid 60's range

Opportunity for Investors
 - A proven strategy for growth
 - LabCorp is a pioneer in identifying and commercializing innovative technologies-first to fully embrace molecular diagnostics
 - LabCorp's national infrastructure connects large scale proficiency with wide scale technological expertise
 - New advances in scientific research will generate growth and demand for molecular testing

IOM STUDY
 - Requested by Congress - Balanced Budget Act of 1997
 - "Clinical lab tests are an essential component of health care. and are likely to play an even greater role in the detection, treatment and monitoring of disease in the 21st Century"
 - Includes 12 positive recommendations for Medicare payment system
 - Recognizes need to take action to ensure future access of beneficiaries to important new diagnostic testing technologies















SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ------------------------------
                      Bradford T. Smith
                      Executive Vice President,
                      and Secretary




Date: March 6, 2002